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                                                                  Exhibit 10(p)

                           AMENDMENT AGREEMENT NO. 1

                                to that certain

                           REVOLVING CREDIT AGREEMENT
                           dated as of July 22, 1994

        This AMENDMENT AGREEMENT NO. 1 (the "Amendment"), dated as of December 31, 1995, is by and among AUGAT INC. (the "Borrower"), THE FIRST NATIONAL BANK OF BOSTON, FLEET NATIONAL BANK OF MASSACHUSETTS (formerly known as Shawmut Bank, N.A.), NATIONSBANK OF NORTH CAROLINA, N.A., NATWEST BANK NA (formerly known as National Westminster Bank USA) and such other lending institutions that are or may become parties to the Credit Agreement referred to below (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (the "Agent").

        WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement dated as of July 22, 1995 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to the Borrower, and

        WHEREAS, the Borrower has requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        Sec. 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

        Sec. 2. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

        (a) Section 1.1 of the Credit Agreement is hereby amended by amending certain defined terms therein as follows:

                 (i) The term "Applicable Margin" is hereby amended by deleting the words "(provided, that for the purpose of calculating such ratio in connection with determining the Applicable Margin, Consolidated Principal Payments on Long Term Debt shall exclude payments of principal on the Private Placement Debt)" in the second through fifth lines thereof.

                 (ii) The term "Cash Flow Coverage Ratio" is hereby deleted in its entirety and replaced with the following new definition:

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                        Cash Flow Coverage Ratio.  The ratio of (i) Consolidated
                Operating Cash Flow for any period of four consecutive fiscal quarters to (ii) the sum, for such period, of Consolidated Total Interest Expense plus Consolidated Operating Lease Expense.

                (iii) The term "Commitment Fee Rate" is hereby amended by deleting the words "(provided, that for the purpose of calculating such ratio in connection with determining the Commitment Fee Rate, Consolidated Principal Payments on Long Term Debt shall exclude payments of principal on the Private Placement Debt)" in the second through fifth lines thereof.

                (iv) The term "Consolidated Current Liabilities" is hereby amended by inserting, after the final proviso thereof, the following new proviso;

                ; and provided, further, that Consolidated Current Liabilities shall not include the Private Placement Debt to the extent otherwise included in the calculation of Consolidated Current Liabilities.

                (v) The term "Consolidated Principal Payments on Long Term Debt" is hereby deleted in its entirety.

                (vi) The term "Earnings Before Interest and Taxes" is hereby amended by deleting the final period thereof and replacing it with the following proviso:

                ; provided that for purposes of calculating Consolidated Operating Cash Flow as used in the determination of the Cash Flow Coverage Ratio and for determining the Borrower's compliance with the covenant set forth in Sec. 8.2 hereof, there shall be added to Earnings Before Interest and Taxes for the Borrower's fiscal quarter ending December 31, 1995, the amount of the Restructuring Charge.

                (vii) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following new definition:

                        Restructuring Charge.  The restructuring charge or
                charges taken by the Borrower in the Borrower's fiscal quarter ending December 31, 1995 only as described on Schedule 2 attached hereto in an aggregate amount not to exceed $35,000,000.

        (b) Section 7.5.1 of the Credit Agreement is hereby amended by deleting the ratio "1.30 to 1" in the fifteenth line thereof and replacing it with the ratio "1.40 to 1".


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        (c)     Section 8.1 of the Credit Agreement is hereby amended by
deleting the ratio "1.3 to 1" in the third line thereof and replacing it with the ratio "1.40 to 1".

        (d) Section 8.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                SEC. 8.3 CURRENT RATIO. The Borrower will not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities, as at the end of any fiscal quarter of the Borrower ending during the periods set forth below, to be less than the ratio set forth opposite the applicable period:

                Period                                  Ratio
                ------                                  -----

                Closing Date through 12/30/95           2.00 to 1

                12/31/95 through 12/30/96               1.50 to 1

                12/31/96 and thereafter                 2.00 to 1

        (e) Section 8.5 of the Credit Agreement is hereby amended by deleting the amount "$155,000,000" in the third line thereof and replacing it with the amount "$140,000,000".

        (f)     The Credit Agreement is hereby amended by adding thereto
Schedule 2 attached hereto.

        SEC. 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

        (a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

        (b) Incorporation; Good Standing; Authorization; Enforceability. The Borrower hereby confirms that the representations and warranties of the Borrower contained in secs. 5.1.1, 5.1.2 and 5.1.3 of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof.

        SEC. 4. EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

        (a) Delivery of Amendment. This Amendment shall have been duly executed and delivered by each of the Borrower, the Majority Banks and the Agent,

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shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. The Agent shall have received a fully executive copy of this Amendment.

        (b) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

        Sec. 5. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that this Amendment shall be a Loan Document under and as defined in the Credit Agreement, that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

        (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

        (d) The Borrower hereby agrees to pay the Banks and the Agent, on demand by the Banks and the Agent, all reasonable out-of-pocket costs and expense incurred or sustained by such Persons in connection with the preparation of this Amendment (including reasonable legal fees).

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                              AUGAT INC.

                                              By: /s/ LYNDA M. AVALLONE
                                                  ------------------------------
                                                  Title: Treasurer

                                              THE FIRST NATIONAL BANK
                                                OF BOSTON, individually and
                                                as Agent

                                              By:
                                                  ------------------------------
                                                  Title:


                                              SHAWMUT BANK, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONSBANK OF NORTH
                                                CAROLINA, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONAL WESTMINSTER BANK
                                                USA

                                              By:
                                                  ------------------------------
                                                  Title:

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                                      -5-

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                              AUGAT INC.

                                              By:
                                                  ------------------------------
                                                  Title:

                                              THE FIRST NATIONAL BANK
                                                OF BOSTON, individually and
                                                as Agent

                                              By: /s/
                                                  ------------------------------
                                                  Title: Director


                                              SHAWMUT BANK, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONSBANK OF NORTH
                                                CAROLINA, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONAL WESTMINSTER BANK
                                                USA

                                              By:
                                                  ------------------------------
                                                  Title:

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                              AUGAT INC.

                                              By:
                                                  ------------------------------
                                                  Title:

                                              THE FIRST NATIONAL BANK
                                                OF BOSTON, individually and
                                                as Agent

                                              By:
                                                  ------------------------------
                                                  Title:


                                              FLEET NATIONAL BANK OF
                                                MASSACHSUETTS
                                              f/k/a Shawmut Bank, N.A.

                                              By: /s/
                                                  ------------------------------
                                                  Title: Vice Preisdent


                                              NATIONSBANK OF NORTH
                                                CAROLINA, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONAL WESTMINSTER BANK
                                                USA

                                              By:
                                                  ------------------------------
                                                  Title:

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                                      -5-

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                              AUGAT INC.

                                              By:
                                                  ------------------------------
                                                  Title:

                                              THE FIRST NATIONAL BANK
                                                OF BOSTON, individually and
                                                as Agent

                                              By:
                                                  ------------------------------
                                                  Title:


                                              SHAWMUT BANK, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONSBANK OF NORTH
                                                CAROLINA, N.A.

                                              By: /s/ George F. Van
                                                  ------------------------------
                                                  Title: Senior Vice President


                                              NATIONAL WESTMINSTER BANK
                                                USA

                                              By:
                                                  ------------------------------
                                                  Title:

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                                      -5-

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                              AUGAT INC.

                                              By: /s/
                                                  ------------------------------
                                                  Title:

                                              THE FIRST NATIONAL BANK
                                                OF BOSTON, individually and
                                                as Agent

                                              By:
                                                  ------------------------------
                                                  Title:


                                              SHAWMUT BANK, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATIONSBANK OF NORTH
                                                CAROLINA, N.A.

                                              By:
                                                  ------------------------------
                                                  Title:


                                              NATWEST BANK N.A. (formerly known
                                                as NATIONAL WESTMINSTER BANK
                                                USA)

                                              By: /s/
                                                  ------------------------------
                                                  Title: Vice President

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                                                                      SCHEDULE 2

                       ACCOUNTING FOR RESTRUCTURING COSTS


The information regarding Accounting for Restructuring Costs has been supplied to the lending institutions participating in the Revolving Credit Agreement.